Second Quarter 2003 Earnings

COMMERCIAL CAPITAL BANCORP, INC.

(NASDAQ: "CCBI")

July 28th, 2003

This presentation may include forward-looking statements (related to the plans, beliefs and goals of CCBI and its subsidiaries), which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits;
asset/liability matching risks and liquidity risks; and changes in the securities markets.  CCBI undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Regulation FD

CCBI Highlights

Financial Position

  Total Assets

  Loans Held for Investment

  Deposits

  Equity

  Tangible Equity

June 30, 2003

$1.4 billion

$697 million

$530 million

  $91 million

  $78 million

Financial Position

  Net Income

  Return on Average Equity

  Return on Average Assets

  Net Interest Margin

  Efficiency Ratio

  Loan Originations

Quarter Ended

06/30/2003

$4.7 million

21.08%

1.48%

3.29%

29.18%

$207 million

Quarter Ended

06/30/2002

$2.3 million

29.94%

1.54%

3.46%

33.69%

$179 million

$649

$753

$849

$1,173

$1,412

$ -

$400

$800

$1,200

$1,600

6/02

9/02

12/02

3/03

6/03

Total Assets

(1) CQGR – Compound Quarterly Growth Rate: 6/02 to 6/03

($ in Millions)

CCBI Highlights

$334

$406

$469

$573

$697

$0

$100

$200

$300

$400

$500

$600

$700

6/02

9/02

12/02

3/03

6/03

Loans Held for Investment

($ in Millions)

CCBI Highlights

(1) CQGR – Compound Quarterly Growth Rate: 6/02 to 6/03

($ in Millions)

CCBI Highlights

$179

$189

$200

$267

$207

$0

$100

$200

$300

6/02

9/02

12/02

3/03

6/03

Consolidated Loan Originations

CCBI Highlights

36%

46%

41%

49%

76%

0%

10%

20%

30%

40%

50%

60%

70%

80%

6/02

9/02

12/02

3/03

6/03

Loan Originations Retained

CCBI Highlights

Loans Held for Investment at June 30, 2003

Multi-family

Residential

87%

Commercial

Real Estate

11%

Business

Loans

1%

Other

1%

Non-Accrual Loans/

Nationwide

Multi-family

0.15%

Single family

0.86%

Commercial Real Estate

1.26%

Construction

1.55%

Business Loans

2.10%

Consumer

0.66%

Multi-family Loans

CCBI

0.00%

Western Region Thrifts

0.08%

Nationwide Thrifts

0.15%

(1) Based upon 3/31/03 Thrift Financial Reports for nationwide savings institutions

CCBI Highlights

(1)

Total Loans

LTV and DCR of June 30, 2003 Portfolio

CCBI Highlights

Multi-Family

              Loan to Value

              Debt Coverage Ratio

Commercial RE

              Loan to Value

              Debt Coverage Ratio

Values are weighted average ratios, at origination

69.2%

1.29:1

65.6%

1.35:1

CCBI Highlights

Multi-family and Commercial real estate

loan originations by average LTV & DCR

67.8%

69.7%

69.7%

68.5%

68.4%

1.30

1.27

1.31

1.30

1.33

50%

75%

100%

125%

150%

6/02

9/02

12/02

3/03

6/03

Loan to Value

Debt Coverage Ratio

$256

$328

$312

$408

$530

$ -

$100

$200

$300

$400

$500

$600

6/02

9/02

12/02

3/03

6/03

Total Deposits

($ in Millions)

(1) CQGR – Compound Quarterly Growth Rate: 6/02 to 6/03

CCBI Highlights

Deposit Composition

at 6/30/2002

71% Certificates of Deposits

25% Money Market

3% Demand Deposits

1% Savings Accounts

45% Certificates of Deposits

52% Money Market

2% Demand Deposits

1% Savings Accounts

CCBI Highlights

Deposit Composition

at 6/30/2003

CCBI Highlights

1.44%

1.59%

1.35%

1.36%

1.21%

0.00%

0.20%

0.40%

0.60%

0.80%

1.00%

1.20%

1.40%

1.60%

6/02

9/02

12/02

3/03

6/03

G&A to Average Assets

CCBI Highlights

33.7%

35.3%

30.6%

30.1%

29.2%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

35.0%

40.0%

6/02

9/02

12/02

3/03

6/03

Efficiency Ratio

CCBI Highlights

5.2%

5.1%

9.1%

7.2%

6.5%

0.0%

2.0%

4.0%

6.0%

8.0%

10.0%

6/02

9/02

12/02

3/03

6/03

Equity to Assets

3.1%

3.3%

7.6%

6.1%

5.6%

0.0%

2.0%

4.0%

6.0%

8.0%

6/02

9/02

12/02

3/03

6/03

Tangible Equity to Assets

$3.2

$4.2

$4.7

$ -

$1.0

$2.0

$3.0

$4.0

$5.0

$2.3

$2.6

6/02

9/02

12/02

3/03

6/03

Quarterly Net Income

($ in Millions)

CCBI Highlights

(1) CQGR – Compound Quarterly Growth Rate: 6/02 to 6/03

$0.24

$0.27

$0.31*

$0.30***

$ -

$0.05

$0.10

$0.15

$0.20

$0.25

$0.30

$0.35

6/02

9/02

12/02

3/03

6/03

Diluted Earnings Per Share

    * 10,309,944 average diluted shares outstanding for Q4 2002

   ** 14,989,534 average diluted shares outstanding for Q1 2003

*** 15,435,813 average diluted shares outstanding for Q2 2003

CCBI Highlights

$0.28

**

CCBI Highlights

1.54%

1.45%

1.59%

1.70%

1.48%

0.0%

0.5%

1.0%

1.5%

2.0%

6/02

9/02

12/02

3/03

6/03

Return on Average Assets

CCBI Highlights

29.9%

29.2%

29.0%

20.6%

21.1%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

6/02

9/02

12/02

3/03

6/03

Return on Average Equity

$10.7

$13.2

$14.0

$16.6

$19.3

$0

$2

$4

$6

$8

$10

$12

$14

$16

$18

$20

6/02

9/02

12/02

3/03

6/03

Total Revenues

CCBI Highlights

($ in Millions)

(1) CQGR – Compound Quarterly Growth Rate: 6/02 to 6/03

$5.0

$5.6

$6.3

$8.1

$10.0

$ -

$1.0

$2.0

$3.0

$4.0

$5.0

$6.0

$7.0

$8.0

$9.0

$10.0

6/02

9/02

12/02

3/03

6/03

Net Interest Income

($ in Millions)

CCBI Highlights

(1) CQGR – Compound Quarterly Growth Rate: 6/02 to 6/03

CCBI Highlights

13.3%

19.0%

18.7%

19.4%

15.7%

0%

5%

10%

15%

20%

6/02

9/02

12/02

3/03

6/03

Noninterest Income / Total Revenue

CCBI Highlights

3.46%

3.26%

3.27%

3.39%

3.29%

0.00%

1.00%

2.00%

3.00%

4.00%

6/02

9/02

12/02

3/03

6/03

Net Interest Margin

Northern California

Loan Offices

    Sacramento

    Corte Madera (Marin County)

    Burlingame

    Oakland

Southern California

Loan Offices

   Woodland Hills

   Encino

   West Los Angeles

   San Diego (will become the
La Jolla banking office - 9/03)

Banking Offices

    Rancho Santa Margarita

    Riverside

Banking & Loan Office

    Irvine (Headquarters)

CCBI Highlights

CCB was the fastest growing bank in California over
the 36 months ended 3/31/03, (source www.fdic.gov).

3rd  largest multi-family originator in CA with 2.9%
market share for the 12 months ended 3/31/03, (source:
Dataquick Information Systems).

Ranked 7th of 100 largest public thrifts in overall
financial performance by SNL Financial’s
ThriftInvestor.

CCBI Highlights

Second Quarter 2003 Earnings

COMMERCIAL CAPITAL BANCORP, INC.

(NASDAQ: "CCBI")

July 28th, 2003

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